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Semi-Annual Report

May 31, 2002

MuniYield
New Jersey
Fund, Inc.

www.mlim.ml.com

MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

DEAR SHAREHOLDER

For the six-month period ended May 31, 2002, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.480 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 6.50%, based on a period-end net asset value of $14.82 per share. Over the same period, total investment return on the Fund's Common Stock was +3.64%, based on a change in per share net asset value from $14.78 to $14.82, and assuming reinvestment of $0.480 per share income dividends.

For the six-month period ended May 31, 2002, the Fund's Auction Market Preferred Stock had an average yield of 1.41% for Series A and 1.32% for Series B.

The Municipal Market Environment

During the six months ended May 31, 2002, long-term fixed income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than their taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Following the September 11, 2001 terrorist attacks, US Treasury bond yields declined dramatically, while the decrease in municipal bond yields was more modest. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been expected earlier. Bond yields rose during December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and in housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending, and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April and May 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 1.0%. This decline in US economic activity from late 2001 levels suggested that earlier US economic strength was weakening, and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of US Treasury securities. By May 31, 2002, long-term US Treasury bond yields declined to 5.61%. During the past six months, US Treasury bond yields rose more than 30 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended May 31, 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 20 basis points during December 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields generally declined throughout April and May as economic conditions weakened. The municipal bond market's improvement was also bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At May 31, 2002, long-term tax-exempt bond yields stood at 5.51%, an increase of approximately 10 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth sometime in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

Given the modest rise in long-term tax-exempt interest rates during the six-month period ended May 31, 2002, we sought to position the portfolio more defensively. Prior to the start of the period, our implementation of this investment strategy had been postponed in light of the economic impact of the events of September 11, 2001 and the ensuing market implications. This decision benefited shareholders, as the Fund was able to participate more fully in the sudden rally brought on by the Treasury's surprise decision to eliminate issuance of 30-year Treasury bonds. Subsequently, however, a resumption of measures designed to achieve a lower risk profile placed the portfolio squarely in a defensive mode.

Among these measures were the gradual reduction in exposure to capital appreciation bonds, more commonly known as zero coupon bonds. Typically


                                     2 & 3

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

more volatile than most other longer-dated bonds, these issues contributed to the Fund's competitive return as interest rates declined throughout 2001. However, with diminished prospects for further interest rate declines, we chose to take some profits and reinvest the proceeds in securities exhibiting a lower degree of volatility. As a consequence, the Fund's structure continues to reflect a heavy concentration in bonds maturing within the next 10 years-20 years where interest rate volatility tends to be more muted and 85%-95% of the yield available on long-term bonds can still be captured. Another significant contribution to the Fund's performance came from a competitive distribution yield enhanced by the income generated from the portfolio's holdings of inverse floaters. Importantly, the underlying assets that comprise these derivative structured products possess insular characteristics that should help to limit the leverage-related volatility inherent in their structure.

Caution is expected to continue to characterize the Fund's investment stance in the coming months, as prospects for heavy new-issue municipal volume put pressure on a market expected to weaken against the backdrop of a strengthening economy. Barring any major change, we do not anticipate any significant alteration in portfolio duration. We believe the Fund is positioned appropriately given our investment outlook. However, to the extent that fixed income markets remain buoyant, the Fund may not be able to provide enhanced results.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, has generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

July 2, 2002


PROXY RESULTS

During the six-month period ended May 31, 2002, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                           Shares Voted   Shares Withheld
                                                                For         From Voting
-----------------------------------------------------------------------------------------
1. To elect the Fund's Directors:  Terry K. Glenn           13,529,852        341,543
                                   James H. Bodurtha        13,528,627        342,768
                                   Joe Grills               13,525,422        345,973
                                   Roberta Cooper Ramo      13,527,608        343,787
                                   Robert S. Salomon, Jr.   13,529,249        342,146
                                   Melvin R. Seiden         13,523,675        347,720
                                   Stephen B. Swensrud      13,522,101        349,294
-----------------------------------------------------------------------------------------

During the six-month period ended May 31, 2002, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders (Series A & B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                           Shares Voted   Shares Withheld
                                                                For         From Voting
-----------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K.
   Glenn, James H. Bodurtha, Joe Grills, Herbert I.
   London, Andre F. Perold, Roberta Cooper Ramo, Robert
   S. Salomon, Jr., Melvin R. Seiden and Stephen B.
   Swensrud                                                      3,634            189
-----------------------------------------------------------------------------------------


                                     4 & 5

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount  Issue                                                                          Value
====================================================================================================================================
New Jersey--134.8%  AAA      Aaa      $ 2,500  Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (County Guaranteed), 6.15% due 10/01/2004 (d)(g)(i)                          $  2,769
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      NR*        1,400  Camden County, New Jersey, Improvement Authority Revenue Bonds (Harvest
                                               Village Senior Redevelopment Project), VRDN, Series A, 1.40% due
                                               7/01/2029 (f)                                                                   1,400
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        6,925  Cape May County, New Jersey, Industrial Pollution Control Financing
                                               Authority Revenue Bonds (Atlantic City Electric Company Project), AMT,
                                               Series A, 7.20% due 11/01/2029 (d)                                              7,730
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        3,930  Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds,
                                               RIB, Series 396, 10.373% due 1/01/2019 (c)(e)                                   4,739
                    ----------------------------------------------------------------------------------------------------------------
                                               Gloucester County, New Jersey, Improvement Authority, Solid Waste Resource
                                               Recovery Revenue Refunding Bonds (Waste Management Inc. Project):
                    BBB      NR*        1,180    AMT, Series B, 7% due 12/01/2029                                              1,280
                    BBB      NR*        2,000    Series A, 6.85% due 12/01/2029                                                2,178
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,500  Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)             1,758
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*       13,950  Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue
                                               Refunding Bonds (Hudson County Lease Project), 5.375% due 10/01/2024 (b)       14,321
                    ----------------------------------------------------------------------------------------------------------------
                                               Jackson Township, New Jersey, School District, GO (b):
                    AAA      Aaa        3,090    5% due 4/15/2018                                                              3,143
                    AAA      Aaa        3,750    5% due 4/15/2019                                                              3,796
                    ----------------------------------------------------------------------------------------------------------------
                                               Monmouth County, New Jersey, Improvement Authority, Governmental Loan
                                               Revenue Refunding Bonds (a):
                    AAA      Aaa        2,235    5% due 12/01/2015                                                             2,317
                    AAA      Aaa        2,345    5% due 12/01/2016                                                             2,415
                    ----------------------------------------------------------------------------------------------------------------
                    AA       Aa3        2,500  New Jersey Building Authority, State Building Revenue Bonds, 5.75%
                                               due 6/15/2010                                                                   2,795
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      VMIG1@       400  New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                                               Project), VRDN, Series C, 1.40% due 12/01/2027 (f)                                400
                    ----------------------------------------------------------------------------------------------------------------
                    BBB-     NR*        1,500  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village), Series C,
                                               5.50% due 1/01/2028                                                             1,357
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                                               Series A:
                    BBB-     NR*        1,250    5.50% due 1/01/2018                                                           1,179
                    BBB-     NR*        5,000    5.50% due 1/01/2025                                                           4,549
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        5,575  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                               Corporation), RIB, Series 371, 11.07% due 10/01/2022 (a)(e)                     6,690
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Revenue Bonds:
                    AAA      Aaa        2,400    (Educational Testing Service), Series B, 6.25% due 5/15/2005 (d)(g)           2,684
                    NR*      Aaa        3,335    (Saint Barnabas Project), Series A, 5.41%** due 7/01/2022 (d)                 1,182
                    NR*      Aaa        5,150    (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)                 1,626
                    AAA      Aaa        5,000    School Facilities--Construction, GO, Series A, 5.25% due 6/15/2019 (a)        5,160
                    AAA      Aaa       10,000    (Transportation Project), Sublease, Series A, 5.50% due 5/01/2007 (c)        10,975
                    AAA      Aaa       10,000    (Transportation Project), Sublease, Series A, 5.875% due 5/01/2015 (c)       10,914
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,500  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                                               6.50% due 7/01/2024 (c)                                                         2,737
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        3,335  New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series 417,
                                               12.07% due 11/01/2034 (b)(e)                                                    4,019
                    ----------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1@       900  New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                                               New Jersey Inc. Project), VRDN, AMT, Series C, 1.45% due 11/01/2025 (a)(f)        900
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                               Infrastructure), Series A:
                    AAA      Aaa        3,305    5% due 9/01/2016                                                              3,420
                    AAA      Aaa        5,975    5.25% due 9/01/2017                                                           6,259
                    ----------------------------------------------------------------------------------------------------------------
                    BBB-     Baa3       1,000  New Jersey Health Care Facilities Financing Authority, Healthcare Revenue
                                               Bonds (Palisades Medical Center of New York), 6.625% due 7/01/2031              1,006
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                    AAA      Aaa        4,000    (Robert Wood University), 5.70% due 7/01/2020 (a)                             4,235
                    NR*      Baa1       6,640    (South Jersey Hospital), 6% due 7/01/2026                                     6,654
                    NR*      Baa1       4,200    (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023               4,259
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                               Bonds:
                    A-       A3         1,020    (Atlantic City Medical Center), 6.25% due 7/01/2017                           1,097
                    A-       A3         2,185    (Atlantic City Medical Center), 5.75% due 7/01/2025                           2,212
                    BBB      NR*        2,000    (Christian Health Care Center), Series A, 5.25% due 7/01/2013                 1,866
                    BBB+     NR*        5,500    (Holy Name Hospital), 6% due 7/01/2025                                        5,412
                    AAA      Aaa        2,155    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                        2,365
                    AAA      NR*        2,845    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)(g)                     3,157
                    AAA      Aaa        1,500    (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)            1,536
                    AAA      Aaa        2,250    (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)           2,296
                    AAA      Aaa        2,195    (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)            2,206
                    AAA      Aaa        1,000    (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(g)               1,101
                    BBB-     Baa3       2,075    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027 (d)             1,997
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority, Higher Educational
                                               Revenue Bonds (Saint Peters College), Series B (g):
                    BBB      Baa3       3,355    6.80% due 7/01/2002                                                           3,437
                    BBB      Baa3       3,600    6.85% due 7/01/2002                                                           3,688
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
M/F       Multi-Family
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes


                                     6 & 7

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount  Issue                                                                         Value
===================================================================================================================================
New Jersey                                     New Jersey State Educational Facilities Authority Revenue Bonds (Rowan
(concluded)                                    University), Series B (b):
                    AAA      Aaa      $ 1,730    5.25% due 7/01/2017                                                        $ 1,797
                    AAA      Aaa        1,620    5.25% due 7/01/2018                                                          1,673
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
                    AA       NR*        2,190    (Rider University), 5.25% due 7/01/2013 (h)                                  2,346
                    AA       NR*        1,000    (Rider University), 5% due 7/01/2017 (h)                                     1,016
                    A-       A3         6,030    (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)         6,177
                    ---------------------------------------------------------------------------------------------------------------
                    AA+      Aa2        2,105  New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                             2,391
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        9,965  New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                                               Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                                 10,121
                    ---------------------------------------------------------------------------------------------------------------
                    AA-      A1         2,500  New Jersey State Highway Authority, Garden State Parkway, General Revenue
                                               Refunding Bonds, 5.625% due 1/01/2030                                          2,621
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Bonds, AMT (d):
                    AAA      Aaa        5,350    Series CC, 5.80% due 10/01/2020                                              5,532
                    AAA      Aaa        4,825    Series M, 7% due 10/01/2026                                                  5,049
                    AAA      Aaa        3,335    Series U, 5.60% due 10/01/2012                                               3,517
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,925  New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                                               Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                            1,999
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Transit Corporation, COP:
                    AAA      Aaa        7,150    6.50% due 10/01/2016 (c)                                                     8,095
                    AAA      Aaa        6,645    (Federal Transit Administration Grants), Series A, 5.875% due 9/15/2012 (a)  7,333
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,250  New Jersey State Transportation Trust Fund Authority, Transportation System
                                               Revenue Bonds, Series B, 5% due 6/15/2013 (a)                                  5,474
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Transportation Trust Fund Authority, Transportation System
                                               Revenue Refunding Bonds, Series B (d):
                    AAA      Aaa       10,000    6% due 12/15/2016                                                           11,277
                    AAA      Aaa        1,540    6% due 12/15/2018                                                            1,725
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                               Series A (d):
                    AAA      Aaa        3,000    5.75% due 1/01/2010                                                          3,345
                    AAA      Aaa        5,000    5.75% due 1/01/2019                                                          5,391
                    ---------------------------------------------------------------------------------------------------------------
                    AA-      Aa1        1,865  New Jersey Wastewater Treatment Trust Revenue Bonds, Series A, 6.50% due
                                               4/01/2004 (g)                                                                  2,043
                    ---------------------------------------------------------------------------------------------------------------
                    AA-      A1         5,000  Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd
                                               Series, 6.125% due 6/01/2094                                                   5,595
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,185  Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                               Bonds, 125th Series, 5% due 10/15/2021                                         2,187
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,435  Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                               AMT, Class R, Series 10, 10.04% due 1/15/2017 (c)(e)                           4,976
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,300  Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS,
                                               Series 153, 8.838% due 9/15/2012 (b)(e)                                        5,700
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,000  Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                               (JFK International Air Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)      2,086
                    ---------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation Revenue
                                               Refunding Bonds (Versatile Structure Obligation), VRDN (f):
                    A1+      VMIG1@       300    Series 2, 1.35% due 5/01/2019                                                  300
                    A1+      VMIG1@     1,100    Series 3, 1.50% due 6/01/2020                                                1,100
                    A1+      VMIG1@       100    Series 5, 1.50% due 8/01/2024                                                  100
                    ---------------------------------------------------------------------------------------------------------------
                                               Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                               Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                    AAA      Aaa        1,585    5.375% due 6/01/2017                                                         1,642
                    AAA      Aaa        1,175    5.375% due 6/01/2018                                                         1,203
                    ---------------------------------------------------------------------------------------------------------------
                                               University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A:
                    AAA      Aaa          945    5.50% due 12/01/2018                                                         1,009
                    AAA      Aaa        1,900    5.50% due 12/01/2019                                                         2,018
                    AAA      Aaa        1,870    5.50% due 12/01/2020                                                         1,975
                    AAA      Aaa        1,435    5.50% due 12/01/2021                                                         1,510
===================================================================================================================================
Puerto Rico--6.8%   AAA      Aaa        5,250  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.25%
                                               due 7/01/2029 (c)                                                              5,306
                    ---------------------------------------------------------------------------------------------------------------
                    AAA      NR*        8,750  Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211,
                                               8.92% due 7/01/2021 (d)(e)                                                     9,070
===================================================================================================================================
                    Total Investments (Cost--$285,074)--141.6%                                                              297,915
                    Variation Margin on Financial Futures Contracts***--0.0%                                                     29
                    Other Assets Less Liabilities--4.7%                                                                       9,951
                    Preferred Stock, at Redemption Value--(46.3%)                                                           (97,500)
                                                                                                                           --------
                    Net Assets--100.0%                                                                                     $210,395
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2002.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2002.
(g)   Prerefunded.
(h)   Radian Assurance.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***   Financial futures contracts sold as of May 31, 2002 were as follows:
      -----------------------------------------------------------
      Number of                      Expiration
      Contracts        Issue            Date                Value
      -----------------------------------------------------------
        310      US Treasury Notes    June 2002       $33,087,656
      -----------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$31,925,156)             $33,087,656
                                                      ===========
      -----------------------------------------------------------
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                     8 & 9

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

STATEMENT OF NET ASSETS

                         As of May 31, 2002
===============================================================================================================
Assets:                  Investments, at value (identified cost--$285,074,472)..                   $297,914,617
                         Cash...................................................                        180,360
                         Receivables:
                           Securities sold......................................  $ 11,134,400
                           Interest.............................................     5,604,922
                           Variation margin.....................................        29,063       16,768,385
                                                                                  ------------
                         Prepaid expenses and other assets......................                          8,630
                                                                                                   ------------
                         Total assets...........................................                    314,871,992
                                                                                                   ------------
===============================================================================================================
Liabilities:             Payables:
                           Securities purchased.................................     6,612,289
                           Dividends to shareholders............................       200,205
                           Investment adviser...................................       117,548        6,930,042
                                                                                  ------------
                         Accrued expenses and other liabilities.................                         47,385
                                                                                                   ------------
                         Total liabilities......................................                      6,977,427
                                                                                                   ------------
===============================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.05
                         per share (3,900 shares of AMPS* issued and
                         outstanding at $25,000 per share liquidation
                         preference)............................................                     97,500,000
                                                                                                   ------------
===============================================================================================================
Net Assets               Net assets applicable to Common Stock..................                   $210,394,565
Applicable to                                                                                      ============
Common Stock:
===============================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (14,196,329
Assets Applicable to     shares issued and outstanding).........................                   $  1,419,633
Common Stock:            Paid-in capital in excess of par.......................                    204,203,211
                         Undistributed investment income--net...................                      1,943,590
                         Accumulated realized capital losses on
                         investments--net.......................................                     (8,849,514)
                         Unrealized appreciation on investments--net............                     11,677,645
                                                                                                   ------------
                         Total--Equivalent to $14.82 net asset value per share
                         of Common Stock (market price--$14.56).................                   $210,394,565
                                                                                                   ============
===============================================================================================================

                     *   Auction Market Preferred Stock.

                         See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended May 31, 2002
===============================================================================================================
Investment Income:       Interest...............................................                   $  8,752,209
===============================================================================================================
Expenses:                Investment advisory fees...............................   $   762,956
                         Commission fees........................................       102,628
                         Accounting services....................................        62,470
                         Professional fees......................................        56,642
                         Transfer agent fees....................................        27,567
                         Directors' fees and expenses...........................        19,074
                         Listing fees...........................................        14,595
                         Printing and shareholder reports ......................        14,264
                         Custodian fees.........................................         8,894
                         Pricing fees...........................................         7,657
                         Other..................................................        16,227
                                                                                   -----------
                         Total expenses.........................................                      1,092,974
                                                                                                   ------------
                         Investment income--net.................................                      7,659,235
                                                                                                   ------------
===============================================================================================================
Realized & Unrealized    Realized gain on investments--net......................                      1,922,378
Gain (Loss) on           Change in unrealized appreciation on
Investments--Net:        investments--net.......................................                     (1,474,950)
                                                                                                   ------------
                         Total realized and unrealized gain on investments--net.                        447,428
                                                                                                   ------------
===============================================================================================================
Dividends &              Investment income--net.................................                       (656,952)
Distributions to         Realized gain on investments--net......................                        (13,071)
Preferred Stock                                                                                    ------------
Shareholders:            Total dividends and distributions to Preferred Stock
                         shareholders...........................................                       (670,023)
                                                                                                   ------------
                         Net Increase in Net Assets Resulting from Operations...                   $  7,436,640
                                                                                                   ============
===============================================================================================================

                         See Notes to Financial Statements.


                                    10 & 11

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Six      For the
                                                                                 Months Ended    Year Ended
                                                                                    May 31,     November 30,
                         Increase (Decrease) in Net Assets:                          2002           2001+
===============================================================================================================
Operations:              Investment income--net.................................  $  7,659,235     $ 15,251,611
                         Realized gain on investments--net......................     1,922,378        3,745,181
                         Change in unrealized appreciation/depreciation on
                         investments--net.......................................    (1,474,950)       7,315,988
                         Dividends and distributions to Preferred Stock
                         shareholders...........................................      (670,023)      (2,787,540)
                                                                                  ------------     ------------
                         Net increase in net assets resulting from operations...     7,436,640       23,525,240
                                                                                  ------------     ------------
===============================================================================================================
Dividends &              Investment income--net.................................    (6,811,963)     (12,315,094)
Distributions to         Realized gain on investments--net......................       (58,373)              --
Common Stock                                                                      ------------     ------------
Shareholders:            Net decrease in net assets resulting from dividends
                         and distributions to Common Stock shareholders.........    (6,870,336)     (12,315,094)
                                                                                  ------------     ------------
===============================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in
Transactions:            reinvestment of dividends and distributions............       211,107               --
                                                                                  ------------     ------------
===============================================================================================================
Net Assets               Total increase in net assets applicable to Common
Applicable to            Stock..................................................       777,411       11,210,146
Common Stock:            Beginning of period....................................   209,617,154      198,407,008
                                                                                  ------------     ------------
                         End of period*.........................................  $210,394,565     $209,617,154
                                                                                  ============     ============
===============================================================================================================
                      *  Undistributed investment income--net...................  $  1,943,590     $  1,610,902
                                                                                  ============     ============
===============================================================================================================

                      + Certain prior year amounts have been reclassified to conform to current year presentation.

                         See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been
                     derived from information provided in the financial   For the Six                      For the
                     statements.                                          Months Ended             Year Ended November 30,
                                                                             May 31,      ------------------------------------------
                     Increase (Decrease) in Net Asset Value:                  2002          2001       2000       1999       1998
====================================================================================================================================
Per Share            Net asset value, beginning of period ................  $  14.78      $  13.99   $  13.60   $  15.93   $  15.51
Operating                                                                   --------      --------   --------   --------   --------
Performance:+        Investment income--net ..............................       .55          1.08       1.01       1.06       1.13
                     Realized and unrealized gain (loss) on
                     investments--net ....................................       .02           .78        .45      (1.98)       .42
                     Dividends and distributions to Preferred Stock
                     shareholders:
                       Investment income--net ............................      (.05)         (.20)      (.26)      (.19)      (.21)
                       Realized gain on investments--net .................        --++++        --         --         --         --
                       In excess of realized gain on investments--net ....        --            --         --       (.04)      (.03)
                                                                            --------      --------   --------   --------   --------
                     Total from investment operations ....................       .52          1.66       1.20      (1.15)      1.31
                                                                            --------      --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ............................      (.48)         (.87)      (.81)      (.87)      (.89)
                       Realized gain on investments--net .................        --++++        --         --         --         --
                       In excess of realized gain on investments--net ....        --            --         --       (.31)        --
                                                                            --------      --------   --------   --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders ........................................      (.48)         (.87)      (.81)     (1.18)      (.89)
                                                                            --------      --------   --------   --------   --------
                     Net asset value, end of period ......................  $  14.82      $  14.78   $  13.99   $  13.60   $  15.93
                                                                            ========      ========   ========   ========   ========
                     Market price per share, end of period ...............  $  14.56      $  14.41   $12.8125   $  12.25   $  16.75
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Total Investment     Based on market price per share .....................     4.44%+++     19.45%     11.55%    (20.75%)    13.89%
Return:**                                                                   ========      ========   ========   ========   ========
                     Based on net asset value per share ..................     3.64%+++     12.20%      9.71%     (7.48%)     8.68%
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses***      1.05%*        1.06%      1.10%      1.05%      1.02%
Average Net Assets                                                          ========      ========   ========   ========   ========
Of Common Stock:     Total expenses*** ...................................     1.05%*        1.06%      1.29%      1.05%      1.02%
                                                                            ========      ========   ========   ========   ========
                     Total investment income--net*** .....................     7.36%*        7.26%      7.59%      7.16%      7.24%
                                                                            ========      ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders .      .63%*        1.33%      1.91%      1.25%      1.37%
                                                                            ========      ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders      6.73%*        5.93%      5.68%      5.91%      5.87%
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses ...      .72%*         .72%       .73%       .73%       .71%
Average Net                                                                 ========      ========   ========   ========   ========
Assets of Common &   Total expenses ......................................      .72%*         .72%       .86%       .73%       .71%
Preferred Stock:***                                                         ========      ========   ========   ========   ========
                     Total investment income--net ........................     5.02%*        4.95%      5.04%      4.95%      5.03%
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ...........     1.35%*        2.84%      3.77%      2.81%      3.19%
Average Net Assets                                                          ========      ========   ========   ========   ========
Of Preferred Stock:
====================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period (in
Data:                thousands) ..........................................  $210,395      $209,617   $198,407   $123,760   $143,259
                                                                            ========      ========   ========   ========   ========
                     Preferred Stock outstanding, end of period (in
                     thousands) ..........................................  $ 97,500      $ 97,500   $ 97,500   $ 60,000   $ 60,000
                                                                            ========      ========   ========   ========   ========
                     Portfolio turnover ..................................    26.64%        52.03%     54.78%     57.94%     46.83%
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Leverage:            Asset coverage per $1,000 ...........................  $  3,158      $  3,150   $  3,035   $  3,063   $  3,388
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================
Dividends Per Share  Series A--Investment income--net ....................  $    173      $    723   $    962   $    703   $    798
On Preferred Stock                                                          ========      ========   ========   ========   ========
Outstanding:++       Series B--Investment income--net ....................  $    162      $    702   $    739         --         --
                                                                            ========      ========   ========   ========   ========
====================================================================================================================================

                        * Annualized.
                       ** Total investment returns based on market value, which
                          can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                      *** Do not reflect the effect of dividends to Preferred
                          Stock shareholders.
                        + Certain prior year amounts have been reclassified to
                          conform to current year presentation.
                       ++ The Fund's Preferred Stock was issued on November 30,
                          1992 for Series A and February 7, 2000 for Series B.
                      +++ Aggregate total investment return.
                     ++++ Amount is less than $.01 per share.

                          See Notes to Financial Statements.


                                    12 & 13

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $142,368 increase in cost of securities (which, in turn, results in a corresponding $142,368 increase in undistributed net investment income and a corresponding $142,368 decrease in net unrealized appreciation), based on securities held by the Fund as of November 30, 2001.

The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $36,309, decrease net unrealized appreciation by $144,973 and decrease net realized capital gains by $33,704. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended May 31, 2002, the Fund reimbursed FAM $6,893 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2002 were $78,252,391 and $86,081,114, respectively.

Net realized gains for the six months ended May 31, 2002 and net unrealized gains (losses) as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                             Realized               Unrealized
                                               Gains              Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments                      $ 1,231,330             $12,840,145
Financial futures contracts                    691,048              (1,162,500)
                                           -----------             -----------
Total                                      $ 1,922,378             $11,677,645
                                           ===========             ===========
--------------------------------------------------------------------------------


                                    14 & 15

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of May 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $12,985,118, of which $13,641,636 related to appreciated securities and $656,518 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $284,929,499.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 2002 increased by 14,216 as a result of dividend reinvestment and for the year ended November 30, 2001 remained constant.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2002 were as follows: Series A, 1.55% and Series B, 1.10%.

Shares issued and outstanding during the six months ended May 31, 2002 and for the year ended November 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $71,092 as commissions.

5. Capital Loss Carryforward

At November 30, 2001, the Fund had a net capital loss carryforward of approximately $8,315,000, of which $1,459,000 expires in 2007 and $6,856,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 6, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080000 per share, payable on June 27, 2002 to shareholders of record as of June 17, 2002.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                    16 & 17

                                   MuniYield New Jersey Fund, Inc., May 31, 2002

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                           Total Assets
--------------------------------------------------------------------------------
AAA/Aaa..........................................................       72.0%
AA/Aa............................................................        6.0
A/A..............................................................        3.0
BBB/Baa..........................................................       12.3
Other+...........................................................        1.3
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Director of MuniYield New Jersey Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. May well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYJ


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[LOGO] Merrill Lynch  Investment Managers
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MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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